September 26, 2012


                             Pioneer Cash Reserves Fund
                  Supplement to the Prospectus, Summary Prospectus and
                Statement of Additional Information, each dated May 1, 2012

Pioneer Cash Reserves Fund (the "Fund") will cease to offer Class B, Class C and Class R shares effective on or about November 1, 2012. On that date, the Fund will convert all outstanding Class B, Class C and Class R shares to Class A shares of the Fund. Current shareholders of the Fund do not have to take any action in connection with the conversion.

The conversion will occur without the imposition of any initial sales charge or contingent deferred sales charge (CDSC). Class A shares acquired through the conversion will continue to be subject to any CDSC applicable to the shares originally purchased. Generally, shareholders will not recognize a gain or loss for federal income tax purposes in connection with the conversion.

After the conversion date, holders of Class B, Class C and Class R shares of other Pioneer funds will be able to exchange their shares at net asset value into Class A shares of Pioneer Cash Reserves Fund without the imposition of an initial sales charge or CDSC at the time of the exchange. Class A shares acquired as part of an exchange will continue to be subject to any applicable CDSC. Class A shares of Pioneer Cash Reserves Fund subsequently may be exchanged into Class B, Class C and Class R shares of other Pioneer funds, subject to class eligibility requirements. Other Pioneer funds are offered through separate prospectuses that you can obtain upon request and that you should consult prior to an exchange.



                                                                   26016-00-0912
                                         (c)2012 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC